Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                          SECTION 906 OF THE SARBANES-

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of Midland Capital Holdings Corporation (the "Company") on Form 10-KSB for the year ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Paul Zogas, President and Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 29, 2003                      /s/ Paul Zogas
                                              ----------------------------------
                                              Paul Zogas
                                              President, Chief Executive and
                                              Financial Officer